SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):          December 28, 2007 (December 21, 2007)

         Verso Technologies, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-22190 (Commission File Number)	41-1484525 (IRS Employer Identification No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia (Address of principal executive offices)	30339 (Zip Code)

Registrant’s telephone number, including area code: (678) 589-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On December 21, 2007, Verso Technologies, Inc., a Minnesota corporation (the “Company”), entered into an Asset Purchase Agreement, dated as of December 20, 2007 (the “Asset Purchase Agreement”), with NMS Communications Corp., a Delaware corporation (“NMS”), under which the Company secured the right to acquire certain assets and liabilities of the AccessGate division (the “AccessGate Division”) of NMS (the “Asset Purchase”) for an aggregate purchase price of $3,350,000 payable at closing of the Asset Purchase as follows: (i) $850,000 payable in cash and (ii) $2,500,000 payable in shares of the Company’s common stock, par value $.01 (the “Common Stock”), with each such share valued at $0.4652, which is the volume weighted arithmetic average of the daily closing price per share of the Common Stock for each of the twenty (20) consecutive trading days ending (and including) the trading day that occurred one trading day prior to (and not including) the date of the Asset Purchase Agreement. Simultaneously with the execution of the Asset Purchase Agreement, the Company and Verso Backhaul Solutions, Inc., a Georgia corporation and a newly formed, wholly-owed subsidiary of the Company (“Backhaul”), executed an Assignment of Asset Purchase Agreement whereby the Company assigned to Backhaul, subject to the provisions of the Asset Purchase Agreement, all of the Company’s rights and obligations under the Asset Purchase Agreement (the “Assignment of Asset Purchase Agreement”).

On December 21, 2007, the Company, Backhaul and NMS completed the Asset Purchase and, in connection therewith, (i) the Company paid to NMS $850,000 in cash and issued to NMS 5,374,033 shares of Common Stock (the “NMS Shares”), (ii) NMS conveyed the assets of the AccessGate Division to Backhaul as contemplated by the Asset Purchase Agreement and the Assignment of Asset Purchase Agreement and (iii) Backhaul assumed the liabilities relating to such assets as contemplated by the Asset Purchase Agreement and the Assignment of Asset Purchase Agreement. In connection with the completion of the Asset Purchase, on December 21, 2007, Backhaul also entered into: (a) a Transition Services Agreement with NMS, dated as of December 20, 2007, pursuant to which NMS shall provide to Backhaul, at Backhaul’s request, certain transition services for a term of ninety (90) days, including certain facility support services and the use of certain facilities of NMS, and (b) a License Agreement with NMS, dated as of December 20, 2007, pursuant to which NMS granted to Backhaul a perpetual, fully-paid license to use, reproduce and modify certain software and documentation owned by NMS in the operation of the AccessGate Division by Backhaul. Furthermore, on December 21, 2007, the Company entered into a Registration Rights Agreement with NMS, dated as of December 20, 2007, pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) to register for resale the NMS Shares pursuant to the Securities Act of 1933, as amended (the “Securities Act”), with such filing to be made no later than March 20, 2008.

In connection with completion of the Asset Purchase, on December 21, 2007, (i) the Company and Backhaul entered into a Joinder and Amendment Agreement (the “Joinder Agreement”) with Laurus Master Fund, Ltd., the Company’s primary lender (“Laurus”), pursuant to which Backhaul was joined as a party to, and became an obligor under, the Company’s Security Agreement with Laurus, dated as of September 20, 2006 (the “Security Agreement”), and certain ancillary documents relating thereto and (ii) Laurus executed an Assignment of Loans, Liens and Documents Agreement (the “Assignment of Loans”) in favor of Valens US SPV I, LLC, a Delaware limited liability company (“Valens US”), and Valens Offshore SPV II, Corp., a Delaware corporation (“Valens Offshore” and, together with Valens US, “Valens”), which was agreed to by the Company and certain of its subsidiaries, whereby Laurus assigned to Valens all of Laurus’s rights and interests to up to $1,250,000 of the loans made to the Company under the Security Agreement (the “Valens Loans”).

Pursuant to the Assignment of Loans, interest on the Valens Loans accrues at an annual rate of 16.0% and is payable monthly and all principal and unpaid interest with respect to the Valens Loans is due and payable on April 30, 2008. In accordance with the Assignment of Loans, the Company issued to Valens US 385,417 shares of Common Stock and to Valens Offshore 656,250 shares of Common Stock (collectively, the “Valens Shares”).

In connection with the execution of the Joinder Agreement and Assignment of Loans (i) the Company entered into a Registration Rights Agreement with each of Valens US and Valens Offshore pursuant to which the Company has agreed to file a registration statement with the SEC to register the resale of the Valens Shares pursuant to the Securities Act, with such filing to be made no later than April 15, 2008, and (ii) the Company, Backhaul and Laurus entered into a Collateral Assignment whereby the Company and Backhaul assigned their respective rights under the Asset Purchase Agreement to Laurus, which rights Laurus may only exercise upon an event of default under the Security Agreement or related agreements.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 21, 2007, Backhaul acquired certain assets and liabilities of NMS related to the AccessGate Division. For further information regarding the Asset Purchase, see the disclosure provided pursuant to Item 1.01 of this Current Report which is incorporated herein by this reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 26, 2007, The Nasdaq Stock Market (“The Nasdaq”) notified the Company that for the thirty (30) consecutive business days preceding June 26, 2007, the bid price for the Common Stock had closed below the minimum $1.00 per share requirement for continued inclusion of the Common Stock on The Nasdaq Capital Market as required by Marketplace Rule 4310(c)(4) (the “Rule”). In accordance with Marketplace Rule 4310(c)(8)(D), the Company was provided 180 calendar days, or until December 24, 2007, to regain compliance with the Rule.

On December 27, 2007, The Nasdaq notified the Company that it did not regain compliance with the Rule by December 24, 2007 and that, on December 24, 2007, the Company met all initial inclusion criteria for The Nasdaq Capital Market set forth in Marketplace Rule 4310(c), except for the bid price requirement. Accordingly, pursuant to Marketplace Rule 4310(c)(8)(D), the Company has an additional 180 calendar days, or until June 24, 2008, to regain compliance with the Rule. The Company may regain compliance with the Rule if the bid price of the Common Stock closes at $1.00 per share or more for a minimum of ten (10) consecutive business days. If the Company does not regain compliance with the Rule prior to June 24, 2008, then The Nasdaq will notify the Company that the Common Stock will be delisted.

Item 3.02	Unregistered Sales of Equity Securities.

The NMS Shares and the Valens Shares were issued without registration under the Securities Act in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act and Regulation D promulgated thereunder (“Regulation D”). The Company based such reliance upon representations made to the Company by the respective recipients of the shares regarding such recipients’ investment intent, sophistication and status as “accredited investors,” as defined in Regulation D, among other things.

Item 9.01	Financial Statements and Exhibits.

(a)–(b)	Financial Statements of Businesses Acquired.

No later than 71 days after the date hereof, the Company shall amend this Current Report to include the financial statements and pro forma financial information required to be provided as a result of the completion of the Asset Purchase pursuant to Item 9.01(a) and (b) of Form 8-K.

(c)	Shell Company Transactions. None

(d)	Exhibits.

2.1	Asset Purchase Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between NMS Communications Corp. and Verso Technologies, Inc.

4.1	Registration Rights Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between Verso Technologies, Inc. and NMS Communications Corp.

4.2	Registration Rights Agreement, dated as of December 21, 2007, between Verso Technologies, Inc. and Valens U.S. SPV I, LLC.

4.3	Registration Rights Agreement, dated as of December 21, 2007, between Verso Technologies, Inc. and Valens U.S. Offshore SPV II, Corp.

99.1	Assignment of Asset Purchase Agreement, entered into December 21, 2007, but dated as of December 20, 2007, made by Verso Technologies, Inc. in favor of Verso Backhaul Solutions, Inc.

99.2	Assignment and Bill of Sale and Assumption Agreement, entered into December 21, 2007, but dated as of December 20, 2007, among NMS Communications Corp., NMS Communications Europe Limited and Verso Backhaul Solutions, Inc.

99.3	Intellectual Property Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between NMS Communications Corp. and Verso Backhaul Solutions, Inc.

99.4	Transition Services Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between NMS Communications Corp. and Verso Backhaul Solutions, Inc.

99.5	License Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between NMS Communications Corp. and Verso Backhaul Solutions, Inc.

99.6	Assignment of Loans, Liens and Documents Agreement, dated as of December 21, 2007, among Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC and Valens Offshore SPV II, Corp.

99.7	Joinder and Amendment Agreement, dated as of December 21, 2007, among Verso Technologies, Inc., Verso Backhaul Solutions, Inc. and Laurus Master Fund, Ltd.

99.8	Collateral Assignment, dated as of December 21, 2007, is made by Verso Technologies, Inc., and Verso Backhaul Solutions, Inc. to Laurus Master Fund, Ltd. and agreed to by NMS Communications Corp.

99.9	Funds Escrow Agreement, dated as of December 21, 2007, among Verso Technologies, Inc., certain of its subsidiaries, Valens U.S. SPV I, LLC and Loeb & Loeb LLP.

99.10	Funds Escrow Agreement, dated as of December 21, 2007, among Verso Technologies, Inc., certain of its subsidiaries, Valens Offshore SPV II Corp. and Loeb & Loeb LLP.

99.11	Letter Agreement regarding Amendments to Warrants, dated as of December 21, 2007, among Laurus Master Fund, Ltd., Psource Structured Debt Limited, and Valens U.S. SPV I, LLC, and agreed to by Verso Technologies, Inc.

99.12	Trade Style Letter, dated as of December 21, 2007, by Verso Technologies, Inc. and certain of its subsidiaries.

99.13	Post Closing and Further Assurances Letter, dated as of December 21, 2007, among Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC and Valens Offshore SPV II, Corp. and agreed to by Verso Technologies, Inc. and certain of its subsidiaries.

99.14	Grant of Security Interest in Trademarks and Patents, dated as of December 21, 2007, between Verso Backhaul Solutions, Inc. and Laurus Master Fund, Ltd.

99.15	Press release dated December 24, 2007.

99.16	Press release dated December 28, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.

By: /s/ Martin D. Kidder Martin D. Kidder, Chief Financial Officer

Dated: December 28, 2007

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between NMS Communications Corp. and Verso Technologies, Inc.
4.1	Registration Rights Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between Verso Technologies, Inc. and NMS Communications Corp.
4.2	Registration Rights Agreement, dated as of December 21, 2007, between Verso Technologies, Inc. and Valens U.S. SPV I, LLC.
4.3	Registration Rights Agreement, dated as of December 21, 2007, between Verso Technologies, Inc. and Valens U.S. Offshore SPV II, Corp.
99.1	Assignment of Asset Purchase Agreement, entered into December 21, 2007, but dated as of December 20, 2007, made by Verso Technologies, Inc. in favor of Verso Backhaul Solutions, Inc.
99.2

Assignment and Bill of Sale and Assumption Agreement, entered into December 21, 2007, but dated as of December 20, 2007, among NMS Communications Corp., NMS Communications Europe Limited and Verso Backhaul Solutions, Inc.

99.3	Intellectual Property Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between NMS Communications Corp. and Verso Backhaul Solutions, Inc.
99.4	Transition Services Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between NMS Communications Corp. and Verso Backhaul Solutions, Inc.
99.5	License Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between NMS Communications Corp. and Verso Backhaul Solutions, Inc.
99.6	Assignment of Loans, Liens and Documents Agreement, dated as of December 21, 2007, among Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC and Valens Offshore SPV II, Corp.
99.7	Joinder and Amendment Agreement, dated as of December 21, 2007, among Verso Technologies, Inc., Verso Backhaul Solutions, Inc. and Laurus Master Fund, Ltd.
99.8	Collateral Assignment, dated as of December 21, 2007, is made by Verso Technologies, Inc., and Verso Backhaul Solutions, Inc. to Laurus Master Fund, Ltd. and agreed to by NMS Communications Corp.

99.9	Funds Escrow Agreement, dated as of December 21, 2007, among Verso Technologies, Inc., certain of its subsidiaries, Valens U.S. SPV I, LLC and Loeb & Loeb LLP.
99.10	Funds Escrow Agreement, dated as of December 21, 2007, among Verso Technologies, Inc., certain of its subsidiaries, Valens Offshore SPV II Corp. and Loeb & Loeb LLP.
99.11

Letter Agreement regarding Amendments to Warrants, dated as of December 21, 2007, among Laurus Master Fund, Ltd., Psource Structured Debt Limited, and Valens U.S. SPV I, LLC, and agreed to by Verso Technologies, Inc.

99.12	Trade Style Letter, dated as of December 21, 2007, by Verso Technologies, Inc. and certain of its subsidiaries.
99.13

Post Closing and Further Assurances Letter, dated as of December 21, 2007, among Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC and Valens Offshore SPV II, Corp. and agreed to by Verso Technologies, Inc. and certain of its subsidiaries.

99.14	Grant of Security Interest in Trademarks and Patents, dated as of December 21, 2007, between Verso Backhaul Solutions, Inc. and Laurus Master Fund, Ltd.
99.15	Press release dated December 24, 2007.
99.16	Press release dated December 28, 2007.